EXHIBIT 1.01

Conflict Minerals Report of ESCO Technologies Inc.
for Calendar Year 2016

This is the Conflict Minerals Report of ESCO Technologies Inc. (“ESCO”) for calendar year 2016, provided in accordance with Rule 13p-1 under the Securities Exchange Act of 1934 (the “Conflict Minerals Rule”).  The Conflict Minerals Rule requires ESCO to perform certain procedures and disclose information about the use and origin of “Conflict Minerals” which are necessary to the functionality or production of products ESCO manufactures or contracts to have manufactured.  “Conflict Minerals” are defined for purposes of the Conflict Minerals Rule as cassiterite, columbite-tantalite, wolframite, their respective derivatives tin, tantalum and tungsten, and gold.

ESCO is a producer of engineered products and systems sold to customers worldwide, primarily for utility, industrial, aerospace and commercial applications.  During 2016, ESCO conducted its business in three operating segments, through a number of wholly-owned direct and indirect subsidiaries. These segments, together with the significant domestic and foreign operating subsidiaries within each segment during 2016, were as follows:

Filtration/Fluid Flow:
Crissair, Inc.
PTI Technologies Inc.
Thermoform Engineered Quality LLC
VACCO Industries

RF Shielding and Test:
Beijing Lindgren ElectronMagnetic Technology Co., Ltd.
ETS-Lindgren Inc.
ETS-Lindgren OY

Utility Solutions Group:
Doble Engineering Company
Doble PowerTest Ltd.
Doble TransiNor AS

ESCO’s subsidiaries Westland Technologies Inc., Mayday Manufacturing Co. and Hi-Tech Metals, Inc. were acquired during the last four months of 2016 and were exempt from the Conflict Minerals due diligence requirements for 2016.

ESCO’s products require a wide variety of components and materials, and Conflict Minerals that are necessary to the functionality or production of ESCO’s products are common across its product portfolio.  ESCO sources its components and subassemblies from a global supply base that includes distributors, value-added resellers, original equipment manufacturers and contract manufacturers.

ESCO’s Reasonable Country of Origin Inquiry

In accordance with the Conflict Minerals Rule, ESCO has performed a “reasonable country of origin inquiry” (“RCOI”) on Conflict Minerals in its supply chain to determine whether these Conflict Minerals were sourced from the Democratic Republic of Congo (“DRC”) or adjoining countries or were from recycled or scrap sources.

As a result of its RCOI process, ESCO has concluded in good faith that during 2016:

•	Conflict Minerals were necessary to the functionality or production of many of the products ESCO manufactured or contracted to have manufactured; and

•	ESCO was not able to reach a conclusion as to all sources of the Conflict Minerals necessary to the functionality or production of the products it manufactured or contracted to have manufactured.

Description of ESCO’s Due Diligence

ESCO designed and performed its due diligence measures to conform in all material respects with the Organisation for Economic Cooperation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas (the “OECD Guidance”) and related Supplements for each of the Conflict Minerals.

ESCO’s due diligence measures were based on the OECD Guidance.  Because ESCO is many steps removed from the mining of Conflict Minerals and does not purchase raw ore or unrefined Conflict Minerals, the due diligence included extensive communications with its suppliers.  ESCO focused its efforts for the second reporting year on its suppliers and contract manufacturers in an effort to continue to build Conflict Mineral awareness, assess the transparency of its supply chain and identify the smelters/refiners in its supply chain.

ESCO maintains a system of internal procedures and controls to identify and trace Conflict Minerals within its supply chain.  A summary of ESCO’s activities, which are in line with the OECD Guidance, are outlined below.

Step 1:  Establish strong company management systems

•	ESCO maintains a formal policy that reflects its desire to achieve a “DRC conflict free” determination over time.

•
ESCO maintains a governance model to oversee the implementation and ongoing management of its Conflict Minerals Compliance Program, including a Conflict Minerals Core Team with representatives from each significant subsidiary, led by its Assistant General Counsel, to develop policies, standards and processes that relate to the identification of Conflict Minerals risk in its supply chain.  The Core Team solicits the participation of leadership from the various ESCO business units to maintain a governance structure which enables sustainable compliance and actively mitigates the risk of not meeting regulatory requirements.  The Core Team is responsible for developing policies and standards as well as developing and maintaining a project charter, compliance project plan, communication strategy, awareness training, project status report, and standard retention policy.

•
ESCO maintains an annual process to evaluate parts and suppliers in its supply chain for potential Conflict Minerals risk.  In alignment with the OECD Guidance, each of ESCO’s subsidiaries identifies and assesses the risks in its supply chain by conducting a risk-rated analysis of its products, parts, and suppliers.

•	Supplier agreements require suppliers to provide information on their use and source of Conflict Minerals.

•
ESCO continues to adapt its internal processes, procedures and systems to accommodate the capture, maintenance, retrieval and reporting of Conflict Minerals supplier and parts status, thereby improving transparency and the ability to certify its status in forthcoming years.

•	ESCO communicates its policy regarding Conflict Minerals to all suppliers and annually provides compliance training for at-risk suppliers.

•
ESCO provides a feedback mechanism on its website at www.escotechnologies.com which is available to all interested parties to provide information or voice their concerns regarding ESCO’s sourcing and use of Conflict Minerals in its products.

Step 2:  Identify and assess risks in the supply chain

•
On an annual basis, ESCO performs due diligence to identify the parts within each of its subsidiary’s active bills of materials (“BOMs”) that are known or are likely to contain Conflict Minerals using a risk based approach and to further identify the supplier from whom those parts are sourced.

•	ESCO requires suppliers to complete a survey at the supplier and part level using the Conflict-Free Sourcing Initiative’s (CFSI) Conflict Minerals Reporting Template (CMRT).

•	ESCO reviews survey responses received from suppliers for completeness, validates for sufficiency and follows up with any supplier that did not complete the survey, through an outreach program.

•	ESCO reviews aggregated supplier survey responses and reports key RCOI metrics as part of a bi-monthly Conflict Minerals reporting process.

•
ESCO conducts a review of summary smelter information to determine if the smelter was certified as conflict free or if supporting information presents a “red flag” as defined by the OECD Guidance, such as sourcing from the DRC or surrounding countries from a Not DRC Conflict Free or Undeterminable smelter.

Step 3:  Design and implement a strategy to respond to identified risks

•
Annually, ESCO completes an OECD Gap Analysis at the conclusion of its due diligence and provides a summary of the identified risks and gaps to senior management with recommended action plans to reduce risks and close gaps.

•	ESCO maintains a risk mitigation strategy with the goal of systematically reducing the extent of exposure to Conflict Minerals risks and the likelihood of their occurrence.

•	Conflict mineral reporting requirements are being integrated into ESCO’s broader internal control procedures.

•
ESCO continues to integrate its policies, procedures and systems modifications in a systematic and deliberate manner that will make them integral to ESCO’s business and establish the capability to routinely obtain, maintain, and retrieve the key data required to demonstrate reasonable efforts for compliance.

•
In 2016 two of the subsidiaries rolled out Enterprise Resource Planning (ERP) software updates and included Conflict Minerals Status as a field within the master part list to identify the Conflict Mineral status including Conflict Free, Not Conflict Free, Undeterminable or Out of Scope.

•
As ESCO reviews supplier responses to the RCOI, any risks identified will be evaluated, and opportunities to mitigate risks will be addressed.  ESCO will address unresponsive suppliers and determine options for corrective actions.

•	Additional fact finding, risk assessments, and changes in circumstances will take place as part of ESCO’s annual review of its Conflict Minerals compliance program.

Step 4:  Carry out independent third-party audit of smelters’/refiners’ due diligence practices

•
ESCO cooperates and participates with industry associations to enhance transparency and traceability in the supply chain and supports independent third-party audits of smelters’/refiners’ due diligence by independent industry associations who perform these audits.

•
Given the nature of ESCO’s businesses, their positions in the supply chain, the associated cost, and the current lack of transparency in the supply chain, ESCO is not in a position to audit smelters/refiners directly.

Step 5:  Report annually on supply chain due diligence

•
ESCO performs due diligence on its conflict minerals supply chain annually, maintains a process to summarize, review, and approve compliance results and completion of the Form SD and the Conflict Minerals Report and assure timely filing of these documents with the SEC.

Risk Mitigation and Future Due Diligence Measures

ESCO will continue to improve its due diligence efforts through increasingly focused efforts including (but not limited to):

•
Continue to require suppliers to identify the 3TG contained in the products they supply and when requested on an annual basis, to provide current, accurate and complete information on the smelters and refiners used in the manufacture of parts supplied to ESCO.

•	In an effort to improve supplier response rates for parts purchased from third party distributors, ESCO will strive to identify and survey the manufacturer of parts.

Determination

Based on the process described above, ESCO received responses from 362 direct material suppliers, representing 54% of the active parts surveyed that were used in its 2016 manufactured goods.

Based on the information provided by ESCO’s suppliers utilized during 2016, ESCO believes that the facilities that may have been used to process 3TG’s in ESCO’s products include the smelters and refiners listed in Appendix I, starting on page 6. The supplier responses included Conflict Free, Known and Unknown smelters, but based on the absence of reliable information on the Unknown smelters, only the Conflict Free and Known smelters have been included.

•
Based on the due diligence efforts and the absence of full supply chain visibility throughout the supply base, ESCO is unable to determine the source of origin of the conflict minerals and does not have sufficient information to conclusively determine the countries of origin of 3TG’s contained in ESCO’s products.

APPENDIX I

Smelter ID	Metal	Smelter Name	Smelter Country	Smelter Status
CID000004	Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	Conflict Free
CID002833	Tungsten	ACL Metais Eireli	BRAZIL	Known
CID000015	Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	Conflict Free
CID000019	Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Conflict Free
CID002560	Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Active
CID000035	Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Conflict Free
CID000041	Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Conflict Free
CID000292	Tin	Alpha	UNITED STATES OF AMERICA	Conflict Free
CID002825	Tin	An Thai Minerals Co., Ltd.	VIET NAM	Known
CID002703	Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Active
CID000058	Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	Conflict Free
CID000077	Gold	Argor-Heraeus S.A.	SWITZERLAND	Conflict Free
CID000082	Gold	Asahi Pretec Corp.	JAPAN	Conflict Free
CID000924	Gold	Asahi Refining Canada Ltd.	CANADA	Conflict Free
CID000920	Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Conflict Free
CID000090	Gold	Asaka Riken Co., Ltd.	JAPAN	Conflict Free
CID002502	Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Conflict Free
CID000103	Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Known
CID002850	Gold	AU Traders and Refiners	SOUTH AFRICA	Conflict Free
CID002851	Gold	AURA-II	UNITED STATES OF AMERICA	Known
CID000113	Gold	Aurubis AG	GERMANY	Conflict Free
CID002863	Gold	Bangalore Refinery	INDIA	Active
CID000128	Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conflict Free
CID000157	Gold	Boliden AB	SWEDEN	Conflict Free
CID000176	Gold	C. Hafner GmbH + Co. KG	GERMANY	Conflict Free
CID000180	Gold	Caridad	MEXICO	Known
CID000185	Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Conflict Free
CID000189	Gold	Cendres + Métaux S.A.	SWITZERLAND	Active
CID000211	Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Conflict Free
CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Conflict Free
CID000228	Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Conflict Free
CID000233	Gold	Chimet S.p.A.	ITALY	Conflict Free
CID001070	Tin	China Tin Group Co., Ltd.	CHINA	Conflict Free
CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Conflict Free
CID000264	Gold	Chugai Mining	JAPAN	Known
CID000278	Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Known
CID000291	Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	Conflict Free
CID000295	Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	Conflict Free
CID002570	Tin	CV Ayi Jaya	INDONESIA	Conflict Free
CID002592	Tin	CV Dua Sekawan	INDONESIA	Conflict Free
CID000306	Tin	CV Gita Pesona	INDONESIA	Conflict Free
CID000313	Tin	CV Serumpun Sebalai	INDONESIA	Conflict Free
CID002593	Tin	CV Tiga Sekawan	INDONESIA	Conflict Free
CID000315	Tin	CV United Smelting	INDONESIA	Conflict Free
CID002455	Tin	CV Venus Inti Perkasa	INDONESIA	Conflict Free
CID002504	Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	Conflict Free
CID000328	Gold	Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)	Active
CID000343	Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Known
CID002518	Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	Known
CID000345	Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA	Known
CID000362	Gold	DODUCO GmbH	GERMANY	Conflict Free
CID000401	Gold	Dowa	JAPAN	Conflict Free
CID000402	Tin	Dowa	JAPAN	Conflict Free
CID000359	Gold	DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)	Conflict Free
CID000410	Tantalum	Duoluoshan	CHINA	Conflict Free

Smelter ID	Metal	Smelter Name	Smelter Country	Smelter Status
CID002590	Tantalum	E.S.R. Electronics	UNITED STATES OF AMERICA	Known
CID000425	Gold	Eco-System Recycling Co., Ltd.	JAPAN	Conflict Free
CID002572	Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Active
CID001322	Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA	Conflict Free
CID002774	Tin	Elmet S.L.U.	SPAIN	Conflict Free
CID000438	Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Conflict Free
CID002561	Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Conflict Free
CID000448	Tin	Estanho de Rondônia S.A.	BRAZIL	Known
CID000456	Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	Conflict Free
CID000460	Tantalum	F&X Electro-Materials Ltd.	CHINA	Conflict Free
CID000468	Tin	Fenix Metals	POLAND	Conflict Free
CID002515	Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Known
CID002505	Tantalum	FIR Metals & Resource Ltd.	CHINA	Conflict Free
CID000499	Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	Conflict Free
CID000522	Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	Known
CID000875	Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Conflict Free
CID002315	Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Conflict Free
CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conflict Free
CID002536	Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	Known
CID002459	Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	Active
CID002848	Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA	Active
CID002859	Tin	Gejiu Jinye Mineral Company	CHINA	Active
CID000942	Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Active
CID000538	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conflict Free
CID001908	Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Active
CID000555	Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Known
CID002558	Tantalum	Global Advanced Metals Aizu	JAPAN	Conflict Free
CID002557	Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Conflict Free
CID000568	Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Conflict Free
CID001909	Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Known
CID002312	Gold	Guangdong Jinding Gold Limited	CHINA	Known
CID000218	Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Conflict Free
CID000616	Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Conflict Free
CID002849	Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	Conflict Free
CID002852	Gold	Gujarat Gold Centre	INDIA	Known
CID000651	Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Known
CID002544	Tantalum	H.C. Starck Co., Ltd.	THAILAND	Conflict Free
CID002541	Tungsten	H.C. Starck GmbH	GERMANY	Conflict Free
CID002545	Tantalum	H.C. Starck GmbH Goslar	GERMANY	Conflict Free
CID002546	Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	Known
CID002547	Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	Conflict Free
CID002548	Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	Conflict Free
CID002549	Tantalum	H.C. Starck Ltd.	JAPAN	Conflict Free
CID002550	Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conflict Free
CID002542	Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY	Conflict Free
CID000671	Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Known
CID000694	Gold	Heimerle + Meule GmbH	GERMANY	Conflict Free
CID002492	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conflict Free
CID000707	Gold	Heraeus Ltd. Hong Kong	CHINA	Conflict Free
CID000711	Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Conflict Free
CID000731	Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA	Conflict Free
CID002844	Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Conflict Free
CID000760	Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	Known
CID000766	Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Conflict Free
CID000767	Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	Known
CID002579	Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Conflict Free
CID000769	Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Conflict Free

Smelter ID	Metal	Smelter Name	Smelter Country	Smelter Status
CID000778	Gold	HwaSeong CJ Co., Ltd.	KOREA (REPUBLIC OF)	Known
CID002649	Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Conflict Free
CID000801	Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Conflict Free
CID000807	Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conflict Free
CID000814	Gold	Istanbul Gold Refinery	TURKEY	Conflict Free
CID000823	Gold	Japan Mint	JAPAN	Conflict Free
CID000825	Tungsten	Japan New Metals Co., Ltd.	JAPAN	Conflict Free
CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Conflict Free
CID000855	Gold	Jiangxi Copper Co., Ltd.	CHINA	Conflict Free
CID002647	Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	Known
CID002512	Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conflict Free
CID002321	Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conflict Free
CID000244	Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Conflict Free
CID002313	Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Known
CID002318	Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Conflict Free
CID002842	Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Conflict Free
CID002317	Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Conflict Free
CID002535	Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	Conflict Free
CID002316	Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Conflict Free
CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conflict Free
CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Conflict Free
CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Conflict Free
CID000927	Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Conflict Free
CID000929	Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Conflict Free
CID000937	Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Conflict Free
CID002563	Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	Known
CID000956	Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	Known
CID000957	Gold	Kazzinc	KAZAKHSTAN	Conflict Free
CID002539	Tantalum	KEMET Blue Metals	MEXICO	Conflict Free
CID002568	Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA	Conflict Free
CID000966	Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	Conflict Free
CID000105	Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	Conflict Free
CID000969	Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Conflict Free
CID002511	Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND	Active
CID000973	Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	Conflict Free
CID000981	Gold	Kojima Chemicals Co., Ltd.	JAPAN	Conflict Free
CID002605	Gold	Korea Zinc Co., Ltd.	KOREA (REPUBLIC OF)	Conflict Free
CID001029	Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Conflict Free
CID001032	Gold	L'azurde Company For Jewelry	SAUDI ARABIA	Known
CID001056	Gold	Lingbao Gold Co., Ltd.	CHINA	Known
CID001058	Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Known
CID002762	Gold	L'Orfebre S.A.	ANDORRA	Known
CID001076	Tantalum	LSM Brasil S.A.	BRAZIL	Conflict Free
CID001078	Gold	LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)	Conflict Free
CID001093	Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Known
CID002468	Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Conflict Free
CID001105	Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Conflict Free
CID002319	Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conflict Free
CID001113	Gold	Materion	UNITED STATES OF AMERICA	Conflict Free
CID001119	Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Conflict Free
CID002500	Tin	Melt Metais e Ligas S.A.	BRAZIL	Conflict Free
CID001142	Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Conflict Free
CID002773	Tin	Metallo-Chimique N.V.	BELGIUM	Conflict Free
CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	Conflict Free
CID001149	Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conflict Free
CID001152	Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conflict Free
CID001147	Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Active
CID001153	Gold	Metalor Technologies S.A.	SWITZERLAND	Conflict Free

Smelter ID	Metal	Smelter Name	Smelter Country	Smelter Status
CID001157	Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Conflict Free
CID001161	Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO	Conflict Free
CID001173	Tin	Mineração Taboca S.A.	BRAZIL	Conflict Free
CID001175	Tantalum	Mineração Taboca S.A.	BRAZIL	Conflict Free
CID001182	Tin	Minsur	PERU	Conflict Free
CID001188	Gold	Mitsubishi Materials Corporation	JAPAN	Conflict Free
CID001191	Tin	Mitsubishi Materials Corporation	JAPAN	Conflict Free
CID001192	Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conflict Free
CID001193	Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conflict Free
CID002509	Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Conflict Free
CID002857	Gold	Modeltech Sdn Bhd	MALAYSIA	Active
CID002858	Tin	Modeltech Sdn Bhd	MALAYSIA	Active
CID002845	Tungsten	Moliren Ltd	RUSSIAN FEDERATION	Conflict Free
CID001200	Tantalum	Molycorp Silmet A.S.	ESTONIA	Conflict Free
CID002282	Gold	Morris and Watson	NEW ZEALAND	Known
CID002866	Gold	Morris and Watson Gold Coast	AUSTRALIA	Known
CID001204	Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Conflict Free
CID001220	Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	Conflict Free
CID001231	Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	Active
CID001236	Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Active
CID002573	Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Known
CID002589	Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	Conflict Free
CID001259	Gold	Nihon Material Co., Ltd.	JAPAN	Conflict Free
CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Conflict Free
CID002543	Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	Conflict Free
CID001314	Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conflict Free
CID002517	Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conflict Free
CID002779	Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Conflict Free
CID001325	Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conflict Free
CID001326	Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Conflict Free
CID000493	Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	Conflict Free
CID001337	Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Conflict Free
CID001352	Gold	PAMP S.A.	SWITZERLAND	Conflict Free
CID002872	Gold	Pease & Curren	UNITED STATES OF AMERICA	Known
CID001362	Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Known
CID002827	Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Conflict Free
CID002507	Tin	Phoenix Metal Ltd.	RWANDA	Known
CID002540	Tantalum	Plansee SE Liezen	AUSTRIA	Conflict Free
CID002556	Tantalum	Plansee SE Reutte	AUSTRIA	Conflict Free
CID002847	Tantalum	Power Resources Ltd.	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)	Conflict Free
CID002847	Tantalum	Power Resources Ltd.	MACEDONIA, REPUBLIC OF	Conflict Free
CID001386	Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Conflict Free
CID001397	Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conflict Free
CID000309	Tin	PT Aries Kencana Sejahtera	INDONESIA	Conflict Free
CID001399	Tin	PT Artha Cipta Langgeng	INDONESIA	Conflict Free
CID002503	Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Conflict Free
CID001402	Tin	PT Babel Inti Perkasa	INDONESIA	Conflict Free
CID002776	Tin	PT Bangka Prima Tin	INDONESIA	Conflict Free
CID001419	Tin	PT Bangka Tin Industry	INDONESIA	Conflict Free
CID001421	Tin	PT Belitung Industri Sejahtera	INDONESIA	Conflict Free
CID001428	Tin	PT Bukit Timah	INDONESIA	Conflict Free
CID002696	Tin	PT Cipta Persada Mulia	INDONESIA	Conflict Free
CID001434	Tin	PT DS Jaya Abadi	INDONESIA	Conflict Free
CID001438	Tin	PT Eunindo Usaha Mandiri	INDONESIA	Conflict Free
CID002530	Tin	PT Inti Stania Prima	INDONESIA	Conflict Free
CID000307	Tin	PT Justindo	INDONESIA	Known

Smelter ID	Metal	Smelter Name	Smelter Country	Smelter Status
CID001448	Tin	PT Karimun Mining	INDONESIA	Conflict Free
CID002829	Tin	PT Kijang Jaya Mandiri	INDONESIA	Conflict Free
CID002870	Tin	PT Lautan Harmonis Sejahtera	INDONESIA	Conflict Free
CID002835	Tin	PT Menara Cipta Mulia	INDONESIA	Conflict Free
CID001453	Tin	PT Mitra Stania Prima	INDONESIA	Conflict Free
CID002757	Tin	PT O.M. Indonesia	INDONESIA	Active
CID001457	Tin	PT Panca Mega Persada	INDONESIA	Conflict Free
CID001458	Tin	PT Prima Timah Utama	INDONESIA	Conflict Free
CID001460	Tin	PT Refined Bangka Tin	INDONESIA	Conflict Free
CID001463	Tin	PT Sariwiguna Binasentosa	INDONESIA	Conflict Free
CID001468	Tin	PT Stanindo Inti Perkasa	INDONESIA	Conflict Free
CID002816	Tin	PT Sukses Inti Makmur	INDONESIA	Conflict Free
CID001471	Tin	PT Sumber Jaya Indah	INDONESIA	Conflict Free
CID001477	Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	Conflict Free
CID001482	Tin	PT Timah (Persero) Tbk Mentok	INDONESIA	Conflict Free
CID001490	Tin	PT Tinindo Inter Nusa	INDONESIA	Conflict Free
CID002478	Tin	PT Tirus Putra Mandiri	INDONESIA	Known
CID001493	Tin	PT Tommy Utama	INDONESIA	Conflict Free
CID002479	Tin	PT Wahana Perkit Jaya	INDONESIA	Conflict Free
CID001498	Gold	PX Précinox S.A.	SWITZERLAND	Conflict Free
CID001508	Tantalum	QuantumClean	UNITED STATES OF AMERICA	Conflict Free
CID001512	Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conflict Free
CID002582	Gold	Remondis Argentia B.V.	NETHERLANDS	Known
CID002510	Gold	Republic Metals Corporation	UNITED STATES OF AMERICA	Conflict Free
CID002706	Tin	Resind Indústria e Comércio Ltda.	BRAZIL	Conflict Free
CID002707	Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL	Conflict Free
CID001522	Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA	Conflict Free
CID001534	Gold	Royal Canadian Mint	CANADA	Conflict Free
CID001539	Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Conflict Free
CID002761	Gold	SAAMP	FRANCE	Known
CID001546	Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	Known
CID002290	Gold	SAFINA A.S.	CZECH REPUBLIC	Known
CID002853	Gold	Sai Refinery	INDIA	Known
CID001555	Gold	Samduck Precious Metals	KOREA (REPUBLIC OF)	Conflict Free
CID001562	Gold	Samwon Metals Corp.	KOREA (REPUBLIC OF)	Known
CID002777	Gold	SAXONIA Edelmetalle GmbH	GERMANY	Conflict Free
CID001573	Gold	Schone Edelmetaal B.V.	NETHERLANDS	Conflict Free
CID001585	Gold	SEMPSA Joyería Platería S.A.	SPAIN	Conflict Free
CID001619	Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Known
CID001622	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conflict Free
CID001736	Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conflict Free
CID002516	Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conflict Free
CID001754	Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA	Known
CID001756	Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Conflict Free
CID001758	Tin	Soft Metais Ltda.	BRAZIL	Conflict Free
CID001761	Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Conflict Free
CID001769	Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Conflict Free
CID002815	Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	Conflict Free
CID002567	Gold	Sudan Gold Refinery	SUDAN	Known
CID001798	Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Conflict Free
CID002580	Gold	T.C.A S.p.A	ITALY	Conflict Free
CID001869	Tantalum	Taki Chemical Co., Ltd.	JAPAN	Conflict Free
CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Conflict Free
CID001889	Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	Conflict Free
CID001891	Tantalum	Telex Metals	UNITED STATES OF AMERICA	Conflict Free
CID001898	Tin	Thaisarco	THAILAND	Conflict Free

Smelter ID	Metal	Smelter Name	Smelter Country	Smelter Status
CID001916	Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Conflict Free
CID001938	Gold	Tokuriki Honten Co., Ltd.	JAPAN	Conflict Free
CID001947	Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Known
CID002587	Gold	Tony Goetz NV	BELGIUM	Active
CID002615	Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	Known
CID001955	Gold	Torecom	KOREA (REPUBLIC OF)	Conflict Free
CID002571	Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA	Conflict Free
CID002574	Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Known
CID001969	Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Conflict Free
CID001977	Gold	Umicore Brasil Ltda.	BRAZIL	Conflict Free
CID002314	Gold	Umicore Precious Metals Thailand	THAILAND	Conflict Free
CID001980	Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Conflict Free
CID002724	Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	Conflict Free
CID001993	Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Conflict Free
CID002854	Gold	Universal Precious Metals Refining Zambia	ZAMBIA	Known
CID002504	Gold	Unknown	Unknown	Conflict Free
CID002757	Tantalum	Unknown	Unknown	Active
CID002003	Gold	Valcambi S.A.	SWITZERLAND	Conflict Free
CID002011	Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	Conflict Free
CID002015	Tin	VQB Mineral and Trading Group JSC	VIET NAM	Conflict Free
CID002030	Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	Conflict Free
CID002036	Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL	Conflict Free
CID002778	Gold	WIELAND Edelmetalle GmbH	GERMANY	Conflict Free
CID002044	Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	Conflict Free
CID002843	Tungsten	Woltech Korea Co., Ltd.	KOREA (REPUBLIC OF)	Conflict Free
CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Conflict Free
CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Conflict Free
CID002830	Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Conflict Free
CID002095	Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Conflict Free
CID002508	Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Conflict Free
CID002100	Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN	Conflict Free
CID002307	Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	Conflict Free
CID002129	Gold	Yokohama Metal Co., Ltd.	JAPAN	Conflict Free
CID002158	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Active
CID000197	Gold	Yunnan Copper Industry Co., Ltd.	CHINA	Known
CID002180	Tin	Yunnan Tin Company Limited	CHINA	Conflict Free
CID002224	Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Conflict Free
CID002232	Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	Conflict Free
CID002243	Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	Conflict Free